SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 28, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of
2002-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National
Association,   as  Trustee,   and  JPMorgan Chase Bank,  as  Certificate
Administrator.   On   May 28, 2002  distributions   were   made   to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 28, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  June 10, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         May 28, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 28, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               May 28, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A        50,000,000.00     48,480,180.54  1,461,445.57     98,590.13    1,560,035.70       0.00      0.00       47,018,734.97
A2A       117,592,000.00    113,807,385.09  3,639,253.75    228,313.07    3,867,566.82       0.00      0.00      110,168,131.34
A2B        20,751,000.00     20,330,487.23    404,361.53     43,765.50      448,127.03       0.00      0.00       19,926,125.70
M1         15,891,000.00     15,891,000.00          0.00     40,031.34       40,031.34       0.00      0.00       15,891,000.00
M2         12,950,000.00     12,950,000.00          0.00     38,553.99       38,553.99       0.00      0.00       12,950,000.00
B1          7,063,000.00      7,063,000.00          0.00     25,233.07       25,233.07       0.00      0.00        7,063,000.00
B2          8,240,000.00      8,240,000.00          0.00     43,024.74       43,024.74       0.00      0.00        8,240,000.00
N          12,900,000.00     11,338,591.22    749,691.00     90,236.29      839,927.29       0.00      0.00       10,588,900.22
R                   0.00              0.00          0.00          0.00            0.00       0.00      0.00                0.00
TOTALS    245,387,000.00    238,100,644.08  6,254,751.85    607,748.13    6,862,499.98       0.00      0.00      231,845,892.23

AIO        73,130,000.00     73,130,000.00          0.00    535,922.24      535,922.24       0.00      0.00       73,130,000.00
X         235,429,185.40    229,704,917.68          0.00          0.00            0.00       0.00      0.00      224,199,856.83
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                  ENDING                             PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL   PRINCIPAL           CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A     12489WEG5     969.60361080  29.22891140     1.97180260    31.20071400     940.37469940       A1A              2.220000 %
A2A     12489WEN0     967.81571102  30.94814060     1.94156975    32.88971035     936.86757041       A2A              2.190000 %
A2B     12489WEP5     979.73530095  19.48636355     2.10907908    21.59544263     960.24893740       A2B              2.350000 %
M1      12489WEJ9   1,000.00000000   0.00000000     2.51912026     2.51912026   1,000.00000000       M1               2.750000 %
M2      12489WEK6   1,000.00000000   0.00000000     2.97714208     2.97714208   1,000.00000000       M2               3.250000 %
B1      12489WEL4   1,000.00000000   0.00000000     3.57257115     3.57257115   1,000.00000000       B1               3.900000 %
B2      12489WEM2   1,000.00000000   0.00000000     5.22144903     5.22144903   1,000.00000000       B2               5.700000 %
N       N/A           878.96055969  58.11558140     6.99506124    65.11064264     820.84497829       N                9.550000 %
TOTALS                970.30667509  25.48933664     2.47669245    27.96602909     944.81733845

AIO     12489WEH3   1,000.00000000   0.00000000     7.32835006     7.32835006   1,000.00000000       AIO              8.800000 %
X       N/A           975.68581945   0.00000000     0.00000000     0.00000000     952.30273362       X                0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                            450 West 33rd Street, 14 floor
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   May 28, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  757,888.29
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          757,888.29
Sec. 4.06(iii) Extra Principal Distribution Amount                        0.00

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             95,516.88
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             12,450.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                12,450.00

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                   76,908,075.76
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  147,291,781.07

Sec. 4.06(vii) Total Beginning Number of Loans                          2,508.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                  1,066.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                  1,442.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,454.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     1,059.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,395.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.99%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.10%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.93%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 268.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 334.00


Sec. 4.06(viii)Loans Delinquent

 Group 1
-----------------------------
Category                Number          Principal  Balance     Percentage
1 Month                 108            7,496,553.97                  9.75 %
2 Month                  62            4,347,939.10                  5.65 %
3 Month                 251           15,524,858.02                 20.19 %
Total                   421           27,369,351.09                 35.59 %

 Group 2
-----------------------------
Category                Number              Principal  Balance     Percentage
1 Month                 125           13,326,553.68                  9.05 %
2 Month                  44            5,194,113.69                  3.53 %
3 Month                 146           14,869,474.89                 10.10 %
 Total                  315           33,390,142.26                 22.68 %

 Group Totals
-----------------------------
Category                Number              Principal  Balance     Percentage
1 Month                 233           20,823,107.65                  9.29 %
2 Month                 106            9,542,052.79                  4.26 %
3 Month                 397           30,394,332.91                 13.56 %
 Total                  736           60,759,493.35                 27.11 %



Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   May 28, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
-------------
 Number                Principal  Balance     Percentage
          18              1,044,164.32                 1.36 %

 Group 2
--------------
 Number                Principal  Balance     Percentage
          32              3,807,605.07                 2.59 %

Group Totals
--------------
 Number                Principal  Balance     Percentage
          50              4,851,769.39                 2.16 %


Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
--------------
 Number              Principal  Balance     Percentage
         201             12,029,007.84                15.64 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
          80              7,527,566.74                 5.11 %

Group Totals
--------------
 Number               Principal  Balance     Percentage
         281             19,556,574.58                 8.72 %



Sec. 4.06(ix)Loans in REO

 Group 1
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %

 Group 2
-----------------
 Number              Principal  Balance     Percentage
      1                 70,419.14                 0.05 %

Group Totals
-----------------
 Number              Principal  Balance     Percentage
      1                 70,419.14                 0.03 %



Sec. 4.06(x) Reperforming Loans                                 321.00
Sec. 4.06(x) Reperforming Loan Balances                         23,156,946.52

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                    439,106.89
Principal Prepayments Group 2                                  4,872,521.59

Sec. 4.06(xii) Prepayment Penalties/Premiums                    94,489.00

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                             0.00
Current Realized Losses Incurred in Group 2                             0.00
Cummulative Realized Losses Incurred in Group 1                         0.00
Cummulative  Realized Losses Incurred in Group 2                        0.00


                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               May 28, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                         716.34

Class A1A Interest Accrual Relief Act Reduction                        67.04
Class A2A Interest Accrual Relief Act Reduction                       154.25
Class A2B Interest Accrual Relief Act Reduction                        29.76
Class AIO Interest Accrual Relief Act Reduction                       364.43
Class M1  Interest Accrual Relief Act Reduction                        27.22
Class M2  Interest Accrual Relief Act Reduction                        26.22
Class B1  Interest Accrual Relief Act Reduction                        17.16
Class B2  Interest Accrual Relief Act Reduction                        29,26
Total Class Interest Accrual Relief Act Reduction                     716.34


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                     1,722.79

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         7,318,106.00
Interest Remittance Amount                              1,813,045.15
Principal Remittance Amount                             5,505,060.85


Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

